UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Community Bankers Trust Corporation

(Name of Registrant as Specified in Its Charter)

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Dear Stockholder:
     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Community Bankers Trust Corporation to be held on Thursday, June 18, 2009, at 10:00 a.m. at The Place at Innsbrook, 4036 Cox Road, Glen Allen, Virginia 23060.
     At the Annual Meeting, you will be asked to elect four directors for terms of three years each. You will also be asked to approve an amendment to the Company’s Certificate of Incorporation, approve a non-binding resolution to endorse the Company’s executive compensation program, approve the Community Bankers Trust Corporation 2009 Stock Incentive Plan and ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the 2009 year. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.
     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy. You can also vote your shares by voting through the internet or by telephone by following the instructions on your proxy card.
     We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely, George M. Longest, Jr. President and Chief Executive Officer
Glen Allen, Virginia
May 18, 2009

COMMUNITY BANKERS TRUST CORPORATION
4235 Innslake Drive, Suite 200
Glen Allen, Virginia 23060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Community Bankers Trust Corporation will be held on Thursday, June 18, 2009, at 10:00 a.m., local time, at The Place at Innsbrook, 4036 Cox Road, Glen Allen, Virginia 23060, for the following purposes:
(1)	The election of four directors to a three-year term on the Board of Directors;

(2)	The approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 200,000,000;

(3)	The approval of the following advisory (non-binding) proposal:
RESOLVED, that the stockholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.
(4)	The approval of the Community Bankers Trust Corporation 2009 Stock Incentive Plan;

(5)	The ratification of the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the 2009 year; and

(6)	The transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.
     If you were a stockholder of record at the close of business on May 5, 2009, then you are entitled to vote at the Company’s Annual Meeting and any adjournments or postponements of the meeting. You are also cordially invited to attend the meeting.
     Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote your shares by completing and returning your proxy card or by voting through the internet or by telephone by following the instructions on your proxy card. For additional details, please see the information under the heading “How do I vote?”

By Order of the Board of Directors, John M. Oakey, III Secretary
May 18, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2009:
The proxy statement is available on the Company’s investor web site at http://www.cbtrustcorp.com

TABLE OF CONTENTS

The Annual Meeting	1
Questions and Answers About the Annual Meeting and Voting	1
Solicitation of Proxies	4
Beneficial Ownership of Securities	5
Corporate Governance and the Board of Directors	8
☑ Proposal One — Election of Directors	13
Executive Officers	16
Executive Compensation	17
Equity Compensation Plan Information	25
☑ Proposal Two — Amendment to the Certificate of Incorporation	26
☑ Proposal Three — Non-Binding Resolution on Executive Compensation	28
☑ Proposal Four — Community Bankers Trust Corporation 2009 Stock Incentive Plan	29
☑ Proposal Five — Appointment of Independent Registered Public Accounting Firm	33
Report of the Audit Committee	35
Stockholder Proposals	37
Annual Reports	37

Appendix A — Community Bankers Trust Corporation 2009 Stock Incentive Plan	A-1

PROXY STATEMENT
THE ANNUAL MEETING
     This proxy statement is being furnished to the holders of common stock, par value $0.01 per share, of Community Bankers Trust Corporation, a Delaware corporation. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the 2009 Annual Meeting of Stockholders. The Annual Meeting will be held at The Place at Innsbrook, 4036 Cox Road, Glen Allen, Virginia 23060, on Thursday, June 18, 2009, beginning at 10:00 a.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders.
     The Company was initially formed as a blank check company under the name “Community Bankers Acquisition Corp.” As a “Targeted Acquisition Corporation”sm or “TAC,”sm the Company was formed to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in the banking industry. Prior to its acquisition of two bank holding companies in 2008, the Company’s activities were limited to organizational matters, completing its initial public offering and seeking and evaluating possible business combination opportunities. On May 31, 2008, the Company acquired each of TransCommunity Financial Corporation, a Virginia corporation (“TransCommunity Financial”), and BOE Financial Services of Virginia, Inc., a Virginia corporation (“BOE Financial”). The Company changed its corporate name in connection with the acquisitions.
QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?
     This proxy statement will be mailed to holders of the Company’s common stock on or about May 18, 2009. The Company’s Board of Directors is asking for your proxy. By giving the Company your proxy, you authorize the proxyholders (George M. Longest, Jr., Bruce E. Thomas and John M. Oakey, III) to vote your shares at the Annual Meeting according to the instructions that you provide. If the Annual Meeting adjourns or is postponed, your proxy will be used to vote your shares when the meeting reconvenes.
     A copy of the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 has been mailed to you with this proxy statement.
May I attend the Annual Meeting?
     All stockholders are invited to attend the meeting. It will be held on Thursday, June 18, 2009, beginning at 10:00 a.m. local time, at The Place at Innsbrook, 4036 Cox Road, Glen Allen, Virginia 23060.
     Even if you plan to attend the Annual Meeting, please vote your proxy in advance through the internet, by telephone or by mail.

Who is entitled to vote?
     If you are a stockholder of the Company’s common stock at the close of business on the Record Date of May 5, 2009, you can vote. There were 21,468,455 shares of common stock outstanding and entitled to vote on that date. For each matter properly brought before the Annual Meeting, you have one vote for each share that you own.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
     If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual Meeting of Stockholders, this proxy statement and the Annual Report have been sent directly to you by the Company.
     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Annual Meeting of Stockholders, this proxy statement and the Annual Report have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the “stockholder of record.” As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares using the voting instruction card included in the mailing or by following the instructions on that card for voting by telephone or through the internet.
How do I vote?
     You may vote using any of the following methods:
•	Telephone — You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card in hand when you call. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•	Internet — You can vote by visiting the web site for internet voting listed on your proxy card. Please have your proxy card available when you go online.

•	Mail — Be sure to sign and date the proxy card and return it in the enclosed postage-paid envelope.

•	In person — You may vote in person at the Annual Meeting.
     A valid proxy, if not revoked, will be voted FOR the election of the nominees for director named in this proxy statement, FOR the approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, FOR the approval of a non-binding resolution to endorse the Company’s executive compensation program, FOR the approval of the Company’s 2009 Stock Incentive Plan and FOR the ratification of the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the Company’s 2009 year.
     If your shares are held in “street name,” do not follow the above instructions. Instead, follow the separate instructions provided by your broker, bank or other nominee.
Can I change my vote?
     If you are a stockholder of record, you may revoke your proxy or change your vote at any time before it is voted at the Annual Meeting by

•	submitting a new proxy by telephone or internet, after the date of the earlier voted proxy;

•	returning a signed proxy card dated later than your last proxy;

•	submitting a written revocation to the Secretary of Community Bankers Trust Corporation at 4235 Innslake Drive, Suite 200, Glen Allen, Virginia 23060; or

•	appearing in person and voting at the Annual Meeting.
     If your shares are held in “street name” by your bank, broker or other nominee, you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker or nominee.
     To vote in person at the Annual Meeting, you must attend the meeting and cast your vote in accordance with the voting provisions established for the Annual Meeting. Attendance at the Annual Meeting without voting in accordance with the voting procedures will not in and of itself revoke a proxy. If your bank, broker or other nominee holds your shares and you want to attend and vote your shares at the Annual Meeting, you must bring a legal proxy signed by your bank, broker or nominee to the Annual Meeting.
What is a “quorum”?
     A quorum consists of a majority of the outstanding shares of the Company’s common stock, as of the Record Date, present, or represented by proxy, at the meeting. A quorum is necessary to conduct business at the Annual Meeting. Inspectors of election will determine the presence of a quorum at the Annual Meeting. You are part of the quorum if you have voted by proxy. Abstentions count as shares present at the meeting for purposes of determining a quorum. Shares held by brokers that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at the meeting.
How are votes counted?
     The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock voted in the election of directors. Thus, those nominees receiving the greatest number of votes cast will be elected. You may vote “for” or “withhold” for the election of directors. Shares held by brokers that are not voted in the election of directors will have no effect on the election of directors.
     The amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock will be approved if holders of a majority of the outstanding shares of common stock vote in favor of it.
     The non-binding resolution to endorse the Company’s executive compensation program will be approved if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.
     The Community Bankers Trust Corporation 2009 Stock Incentive Plan will be approved if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.

     The ratification of the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm will be approved if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.
     Abstentions and broker non-votes will not be considered cast either for or against a matter. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.
Will my shares be voted if I do not provide instructions to my broker?
     If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).
     The election of directors, the approval of a non-binding resolution to endorse the Company’s executive compensation program, the approval of the Community Bankers Trust Corporation 2009 Stock Incentive Plan and the ratification of the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the 2009 year are all “discretionary” items. The approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock is a “non-discretionary” item.
Who will count the vote?
     The Company has engaged Continental Stock Transfer & Trust Company to serve as the inspector of elections for the Annual Meeting.
What does it mean if I get more than one proxy or voting instruction card?
     If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy or voting instruction cards that you receive (or vote by telephone or through the internet all of the shares on all of the proxy or voting instruction cards received) to ensure that all of your shares are voted.
SOLICITATION OF PROXIES
     The Company is soliciting the proxies solicited by this proxy statement and will bear all costs of the solicitation. The Company may solicit proxies by mail, telephone, email, internet, facsimile, press releases and in person. Solicitations may be made by directors, officers and employees of the Company, none of whom will receive additional compensation for such solicitations. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the shares they hold of record. The Company will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to customers.

BENEFICIAL OWNERSHIP OF SECURITIES
Stock Ownership of Directors and Officers
     The following table sets forth information regarding beneficial ownership of the Company’s common stock, as of April 21, 2009, for each director, each of the executive officers named in the Summary Compensation Table in the “Executive Compensation” section below (who are referred to as the named executive officers) and the Company’s current directors and executive officers as a group.

			Total Shares of	Percent
	Shares of		Common Stock	of
Name	Common Stock (1)	Option Shares (2)	Beneficially Owned	Class
NAMED EXECUTIVE OFFICERS
George M. Longest, Jr. (3)	21,586	12,195	33,781	*
Gary A. Simanson (3)	1,651,740	—	1,651,740	7.6
Bruce E. Thomas	4,553	4,760	9,313	*
Patrick J. Tewell	4,954	7,100	12,054	*
Bruce B. Nolte (4)	39,783	47,570	87,353	*

DIRECTORS
Richard F. Bozard	1,710	5,680	7,390	*
L. McCauley Chenault	13,907	2,692	16,599	*
Alexander F. Dillard, Jr.	133,463	2,979	136,442	*
George B. Elliott	15,511	2,692	18,203	*
P. Emerson Hughes, Jr.	19,132	860	19,992	*
Philip T. Minor	80,498	3,437	83,935	*
Troy A. Peery, Jr.	14,940	16,330	31,270	*
Eugene S. Putnam, Jr. (5).	78,500	—	78,500	*
John C. Watkins	4,970	15,194	20,164	*
Robin Traywick Williams	5,902	10,082	15,984	*

All current directors and executive officers as a group (14 persons)	2,051,366	84,001	2,135,367	9.9

*	Less than one percent of class, based on the total number of shares of common stock outstanding on April 21, 2009.

(1)	Amounts include shares of common stock that the individual owns directly or indirectly through affiliated corporations, close relatives, and dependent children or as custodians or trustees.

(2)	Amounts reflect shares of common stock that could be acquired through the exercise of stock options within 60 days after April 21, 2009.

(3)	Messrs. Longest and Simanson are also directors. Additional information with respect to Mr. Simanson’s beneficial ownership is set forth in the “Principal Stockholders” section below.

(4)	Former executive officer.

(5)	Amount of shares of common stock includes 50,000 shares held by Community Bankers Acquisition LLC to which Mr. Putnam transferred the shares for nominal value. In connection with such transfer, Mr. Putnam was provided an irrevocable general proxy expiring June 2, 2009, retaining a beneficial ownership interest in such shares.

Principal Stockholders
     The following table contains information regarding the persons or groups that the Company knows to beneficially own more than five percent of the Company’s common stock as of April 21, 2009.

	Shares of Common Stock
	Beneficially Owned
Name and Address	Number	Percent of Class
Wellington Management Company, LLP (1)	1,730,196	8.1
Wolf Creek Investors (Bermuda) L.P. Wellington Global Holdings, Ltd. Wolf Creek Partners, L.P.
Wellington Hedge Management, LLC 75 State Street Boston, Massachusetts 02109
B&W Equities, LLC (2)	1,717,884	8.0
4424 16th Avenue Brooklyn, New York 11204
Community Bankers Acquisition LLC (3)	1,651,740	7.6
Gary A. Simanson 9912 Georgetown Pike, Suite D203 Great Falls, Virginia 22066
Weiss Multi-Strategy Advisers LLC (4)	1,250,000	5.8
George A. Weiss Frederick E. Doucette III
One State Street, 20th Floor Hartford, Connecticut 06103
Morgan Stanley (5)	1,200,000	5.6
1585 Broadway New York, New York 10036
FrontPoint Partners LLC Two Greenwich Plaza Greenwich, Connecticut 06830

(1)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on June 10, 2008. The Schedule 13G reports that, as of May 31, 2008, Wellington Management Company, LLP, in its capacity as an investment adviser, has shared voting power and dispositive power with respect to 1,730,196 shares of common stock. The Company believes that this amount includes (i) 558,800 shares of common for which each of Wolf Creek Investors (Bermuda) L.P. and Wellington Global Holdings, Ltd., the investment general partner of Wolf Creek Investors (Bermuda) L.P., reported shared voting power and dispositive power in a Schedule 13G filed with the Securities and Exchange Commission on June 9, 2008 and (ii) 541,200 shares of common stock for which each of Wolf Creek Partners, L.P. and Wellington Hedge Management, LLC, the sole general partner of Wolf Creek Partners, L.P., reported shared voting power and dispositive power in a Schedule 13G filed with the Securities and Exchange Commission on June 9, 2008.

(2)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 18, 2009. According to the Schedule 13G, B&W Equities, LLC serves as the general partner of Double U Master Fund LP, a master fund in a master-feeder structure. The Schedule 13D reports that Double U Master Fund LP holds 10,278 shares and 1,028,100 warrant shares and Double U Trading, Inc. holds 67 shares and 679,439 warrant shares and that, as of December 31, 2008, B&W Equities, LLC has sole voting power and dispositive power with respect to 1,717,884 shares of common stock.

(3)	Based on information set forth in Schedule 13Ds filed with the Securities and Exchange Commission on June 13, 2008. According to the Schedule 13Ds, Community Bankers Acquisition LLC, of which Gary A. Simanson is the sole manager and has sole dispositive power, owns 1,412,500 shares of common stock and warrants to acquire an additional 239,240 shares of common stock.. The Schedule 13Ds report that each of Community Bankers Acquisition LLC and has sole voting power with respect to 1,101,740 shares of common stock and sole dispositive power with respect to 1,651,740 shares of common stock. The reported shares do not reflect an additional 1,052,184 shares of common stock that are issuable upon exercise of warrants that are subject to restrictions on disposition, including exercise, through June 8, 2010, pursuant to option agreements between Community Bankers Acquisition LLC and certain third party option holders.

(4)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. The Schedule 13G reports that, as of December 31, 2008, each of Weiss Multi-Strategy Advisers LLC, in its capacity as an investment adviser, George A. Weiss and Frederick E. Doucette III has shared voting power and dispositive power with respect to 1,250,000 shares of common stock.

(5)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. The Schedule 13G reports that, as of December 31, 2008, each of Morgan Stanley, in its capacity as a parent holding company, and FrontPoint Partners LLC, an investment adviser and wholly-owned subsidiary of Morgan Stanley, has sole voting power and dispositive power with respect to 1,200,000 shares of common stock.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of its common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater-than-10% stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.
     Based on the Company’s review of the copies of those forms, and any amendments that it has received, and written representations from its executive officers and directors, the Company believes that all executive officers, directors and beneficial owners of more than 10% of its common stock complied with all of the filing requirements applicable to them with respect to transactions during the year ended December 31, 2008, except that Troy A. Peery, Jr. inadvertently filed late a Form 4 with respect to the purchase of shares of common stock in June 2008 and P. Emerson Hughes, Jr. inadvertently filed late a Form 4 with respect to the purchase of shares of common stock in August 2008.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS
General
     The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws, as amended. Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.
Director Independence
     The Company’s Board of Directors has determined that 10 of its 12 members are independent as defined by the listing standards of NYSE Amex, including the following: Richard F. Bozard, L. McCauley Chenault, Alexander F. Dillard, Jr., George B. Elliott, P. Emerson Hughes, Jr., Philip T. Minor, Troy A. Peery, Jr., Eugene S. Putnam, Jr., John C. Watkins and Robin Traywick Williams. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.
     In making this independence determination, the Board of Directors considered certain relationships between the Company and certain of its directors, such as the provision of legal services by law firms with which Messrs. Chenault and Dillard are affiliated, to determine whether such director was independent under NYSE Amex’s listing standards. See the “Certain Relationships and Related Transactions” section below for additional information on certain transactions with members of the Company’s Board of Directors.
     Each of Chris A. Bagley, Keith Walz, Christopher G. Miller and Jack C. Zoeller, who also served as a director during part of 2008, was also determined to be independent during 2008.
Code of Ethics
     The Company’s Board of Directors has approved a Code of Conduct and Ethics for directors, officers and all employees of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Conduct and Ethics is available on the “investor information” page of the Company’s internet web site at www.cbtrustcorp.com.
Board and Committee Meeting Attendance
     There were 15 meetings of the Board of Directors in 2008. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2008.
Independent Directors Meeting
     Non-employee directors meet periodically outside of regularly scheduled Board meetings.

Committees of the Board
     The Board of Directors has standing audit, nominating and compensation committees.
Audit Committee
     The Audit Committee assists the Board in the fulfillment of its oversight responsibilities with respect to the completeness and accuracy of the Company’s financial reporting and the adequacy of its financial and operating controls. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company’s financial statements and reports and any additional financial information provided to stockholders and others, the Company’s internal controls, the independent auditor’s qualifications and independence, the Company’s audit, accounting and financial reporting processes generally and compliance by the Company with legal and regulatory requirements. A copy of the Audit Committee’s charter is available on the “investor information” page of the Company’s internet web site at www.cbtrustcorp.com.
     The current members of the Audit Committee are Troy A. Peery, Jr. (Chair), George B. Elliott, Philip T. Minor and Robin Traywick Williams. The Company’s Board of Directors has determined that Mr. Peery qualifies as an audit committee financial expert, as defined by the rules and regulations of the Securities and Exchange Commission, and that Mr. Peery is independent, as independence for audit committee members is defined by NYSE Amex’s listing standards.
     The Audit Committee met nine times in 2008. For additional information regarding the Audit Committee, see “Audit Information — Audit Committee Report” on page 35 of this Proxy Statement.
Compensation Committee
     The Compensation Committee assists the Board in the fulfillment of its oversight responsibilities with respect to the Company’s executive compensation. The primary purpose of the Compensation Committee is to ensure that the compensation and benefits for senior management and the Board of Directors is fair and appropriate, is aligned with the interests of the Company’s stockholders and does not pose a risk to the financial health of the Company or its affiliates. A copy of the Compensation Committee’s charter is available on the “investor information” page of the Company’s internet web site at www.cbtrustcorp.com.
     The current members of the Compensation Committee are Eugene S. Putnam, Jr. (Chair), Philip T. Minor, Troy A. Peery, Jr. and John C. Watkins. The Compensation Committee met seven times in 2008.
      The Company’s compensation program consists generally of salary, bonus and benefits. The Compensation Committee is responsible for the review and approval of the Company’s compensation plans, compensation for senior management, salary and bonus ranges for other employees and all employment, severance and change in control agreements. The Compensation Committee also reviews and approves compensation for the directors of the Company and its subsidiaries. The Compensation Committee recommends that its determinations be ratified by the independent members of the Company’s Board of Directors. The Compensation Committee has not delegated any of its authority to other persons.
      In making its determinations with respect to compensation, the Compensation Committee has relied on recommendations from the Company’s President and Chief Executive Officer with respect to the salaries of the Company’s senior management and bonus levels for all employees. The Compensation Committee and the President and Chief Executive Officer work together to finalize these salary and bonus decisions. The Compensation Committee determines the compensation of the President and Chief Executive Officer.
      In 2009, the Compensation Committee engaged the Consulting Division of Silverton Bank to advise it on a proposed new stock incentive plan, a proposed new form of employment agreement and a new compensation philosophy for evaluating management incentive compensation for 2009. This engagement resulted in the Compensation Committee’s approval of the Company’s 2009 Stock Incentive Plan, which is being presented to stockholders for their approval at the Annual Meeting.

Nominating and Governance Committee
     The Nominating and Governance Committee (the “Nominating Committee”) assists the Board in the fulfillment of its oversight responsibilities with respect to the Company’s corporate governance. The Committee is responsible primarily for making recommendations to the Board of Directors regarding the membership of the Board, including recommending to the Board the slate of director nominees for election at each annual meeting of stockholders, considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by stockholders, establishing criteria for selecting new directors and reviewing the backgrounds and qualifications of possible candidates for director positions. A copy of the Nominating Committee’s charter is available on the “investor information” page of the Company’s internet web site at www.cbtrustcorp.com.
     The current members of the Nominating Committee are P. Emerson Hughes, Jr., Richard F. Bozard, Eugene S. Putnam, Jr. and Robin Traywick Williams. The Nominating Committee did not meet in 2008.
     In identifying potential nominees for service as a director, the Nominating Committee takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise. The Nominating Committee considers candidates for Board membership suggested by Board members and by management, and it will also consider candidates suggested informally by a stockholder of the Company.
     The Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:
•	financial, regulatory and business experience;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation;

•	dedication to the Company and its stockholders;

•	independence; and

•	any other factors that the Nominating Committee deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations.
     The Nominating Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance, length of board service, experience, skills and contributions that the existing director brings to the Board and independence.
     Stockholders entitled to vote for the election of directors may submit candidates for formal consideration by the Nominating Committee in connection with an annual meeting if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2010 annual meeting, the notice must be received within the time frame set forth in the “Stockholder Proposals” section below. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the stockholder making the nomination and the person nominated for election. These requirements are more fully described in Section 3.4 of the Company’s Bylaws, a copy of which will be provided, without charge, to any stockholder upon written request to the Secretary of the Company, whose address is Community Bankers Trust Corporation, 4235 Innslake Drive, Suite 200, Glen Allen, Virginia 23060.
Annual Meeting Attendance
     The Company encourages members of the Board of Directors to attend each annual meeting of stockholders. All of the directors attended the 2008 annual meeting. Meetings of the Board and its committees are held in conjunction with the annual meeting of stockholders, and all directors and nominees are expected to attend the annual meeting of stockholders.
Communications with Directors
     Any director may be contacted by writing to him or her in care of Community Bankers Trust Corporation, 4235 Innslake Drive, Glen Allen, Virginia 23060. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards, without screening, all such correspondence to the indicated directors.
Director Compensation
     The Company compensates its non-employee directors as follows:
•	Monthly retainer of $1,000 per month

•	Additional retainer for the Chairman of the Board of $2,500 per quarter

•	Additional retainer for each chairman of a Board committee of $1,250 per quarter

•	Board meeting fees for the Chairman of the Board of $1,000 per meeting

•	Board meeting fees for other non-employee directors of $500 per meeting

•	Committee meeting fees for the chairman of the committee of $450 per meeting

•	Committee meeting fees for other committee members of $300 per meeting

     The Company did not compensate its directors prior to May 31, 2008, when the Company merged with each of TransCommunity Financial and BOE Financial.
     The total compensation of the Company’s non-employee directors for the year ended December 31, 2008 is shown in the following table.

		Nonqualified
		Deferred
	Fees Earned or	Compensation
	Paid in Cash	Earnings	Total
Name	($) (3)	(4)	($)
Chris A. Bagley (1)	0	—	0
Richard F. Bozard (2)	14,500	—	14,500
L. McCauley Chenault (2)	15,650	—	15,650
Alexander F. Dillard, Jr. (2)	15,400	8,333	23,733
George B. Elliott (2)	12,975	3,350	16,325
P. Emerson Hughes, Jr. (2)	15,000	1,000	16,000
Christopher G. Miller (2)	20,675	—	20,675
Philip T. Minor (2)	19,225	—	19,225
Troy A. Peery, Jr. (2)	21,716	—	21,716
Eugene S. Putnam, Jr.	20,666	—	20,666
Keith Walz (1)	0	—	0
John C. Watkins (2)	14,500	—	14,500
Robin Traywick Williams (2)	17,050	—	17,050
Jack C. Zoeller (2)	21,316	—	21,316

(1)	Messrs. Bagley and Walz served as directors of the Company until May 2008.

(2)	The individual became a director of the Company in May 2008.

(3)	Amounts represent the monthly and additional quarterly retainers, board meeting fees and committee meeting fees.

(4)	Amounts relate to participation of directors that served as directors of BOE Financial prior to its merger with the Company in the Directors’ Supplemental Retirement Plan and reflect changes in the value of each director’s interest in the plan during 2008. BOE Financial established the Directors’ Supplemental Retirement Plan for its non-employee directors in 2006. The Directors’ Supplemental Retirement Plan is designed to retain the future services of directors. This plan provides for a benefit upon the later of October 1, 2010 or retirement from service on the Board at the normal retirement age of 75. Benefits under this plan are payable at retirement for a period of 10 years. The Director’s Supplemental Retirement Plan also contains provisions for change of control, as defined, which allow the directors to retain benefits under the plan in the event of a termination of service subsequent to a change of control, other than for cause. The Company assumed this plan in connection with its merger with BOE Financial.

PROPOSAL ONE
ELECTION OF DIRECTORS
General
     On May 31, 2008, the Company acquired each of TransCommunity Financial and BOE Financial in merger transactions. As a result of the mergers, the Company increased the size of the Board of Directors to 14 individuals, and the Board consisted of two of the Company’s existing directors, six individuals who had been directors of BOE Financial and six individuals who had been directors of TransCommunity Financial. On July 31, 2008, Bruce B. Nolte resigned from the Board, and John C. Watkins was appointed to the Board to fill Mr. Nolte’s vacancy. On March 16, 2009, each of Christopher G. Miller and Jack C. Zoeller resigned from the Board. All of these individuals had been directors of TransCommunity Financial. Following the latest resignations, on April 30, 2009, the Company reduced the size of the Board to 12 individuals.
     The Company’s Board of Directors currently consists of 12 directors and is divided into three classes with staggered terms. The four directors in Class I are serving for a term that expires at the Annual Meeting, the four directors in Class II are serving for a term that expires at the 2010 annual meeting of stockholders and the four directors in Class III are serving for a term that expires at the 2011 annual meeting of stockholders.
     The Board, upon the recommendation of the Nominating Committee, has nominated P. Emerson Hughes, Jr., George M. Longest, Jr., John C. Watkins and Robin Traywick Williams, for election to the Board at the Annual Meeting. All of the nominees presently serve as directors, and their terms will expire at the Annual Meeting. The Company is asking stockholders to re-elect each of them for a three-year term.
     The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Hughes, Longest and Watkins and Mrs. Williams. If you sign and return your proxy card in the enclosed envelope or execute a proxy by telephone or by internet, the persons named in the enclosed proxy card will vote to elect these four nominees unless you indicate otherwise. Your proxy for the Annual Meeting cannot be voted for more than four nominees.
     All of the Company’s nominees have indicated their willingness to serve if elected. If any nominee of the Company is unable or unwilling to serve as a director at the time of the Annual Meeting, then shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate. The Company does not presently expect that any of the nominees will be unavailable.
     The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock voted in the election of directors. Thus, those nominees receiving the greatest number of votes cast will be elected.
     The following information sets forth the business experience and other information for all directors for the past five years. Such information includes each director’s service on the boards of TransCommunity Financial and BOE Financial, as the case may be, each of which merged with and into the Company on May 31, 2008. References to a director’s service on the board of BOE Financial include service on the board of its predecessor, Bank of Essex (which is now a wholly owned subsidiary of the Company) (the “Bank”).

Nominees for Election to a Three-Year Term (Class I Directors)
     P. Emerson Hughes, Jr., 65, has been a director of the Company since May 2008. He had previously served as a director of BOE Financial since 2004. Mr. Hughes is President and operator of Holiday Barn, Ltd., a pet boarding and day care facility based in Glen Allen, Virginia, where he has been employed since 1972.
     George M. Longest, Jr., 48, has been a director of the Company since May 2008. He had previously served as a director of BOE Financial since 1999. Mr. Longest has been the Company’s President since May 2008, the Company’s Chief Executive Officer since July 2008 and the Bank’s Chief Executive Officer since 1999. From 1999 to May 2008, Mr. Longest was also President and Chief Executive Officer of BOE Financial and President of the Bank.
     John C. Watkins, 62, has been a director of the Company since July 2008. He had previously served as a director of TransCommunity Financial and its predecessor, Bank of Powhatan, N.A., since 1998. Senator Watkins was President of Watkins Nurseries, Inc., a landscape design firm and wholesale plant material grower based in Midlothian, Virginia, from 1998 to 2008, and he currently serves as the Chairman of its board of directors. He has also been Manager and Development Director for Watkins Land, LLC, a real estate company based in Midlothian, Virginia, since 1999. He was a member of the Virginia House of Delegates from 1982 to 1998 and has been a member of the Senate of Virginia since 1998.
     Robin Traywick Williams, 58, has been a director of the Company since May 2008. She had previously served as a director of TransCommunity Financial since 2002. Mrs. Williams is a writer and serves on the boards of the Virginia Foundation for the Humanities and the Thoroughbred Retirement Foundation. From 1998 to 2003, she served as Chairman of the Virginia Racing Commission in Richmond, Virginia.
Directors Whose Terms Do Not Expire This Year (Class II and Class III Directors)
     Richard F. Bozard, 62, has been a director of the Company since May 2008. He had previously served as a director of TransCommunity Financial since 2006. Mr. Bozard was Vice President and Treasurer of Owens & Minor, Inc., a medical and surgical supplies distributor based in Mechanicsville, Virginia, from 1991 until his retirement in May 2009. He had also been Senior Vice President and Treasurer of Owens & Minor Medical, Inc., a subsidiary of Owens & Minor, Inc., from 2004 until his retirement.
     L. McCauley Chenault, 57, has been a director of the Company since May 2008. He had previously served as a director of BOE Financial since 1987. Mr. Chenault is the managing attorney of Chenault Law Offices, PLC in Mechanicsville, Virginia, a position that he has held for more than five years.
     Alexander F. Dillard, Jr., 70, has been Chairman of the Company’s Board of Directors since May 2008. He had previously served as a director of BOE Financial since 1982. Mr. Dillard is a senior partner in the law firm of Dillard & Katona in Tappahannock, Virginia, a position that he has held for more than five years.
     George B. Elliott, 74, has been a director of the Company since May 2008. He had previously served as a director of BOE Financial since 1982. Mr. Elliott is a real estate developer and consultant based in Tappahannock, Virginia, positions that he has held for more than five years.

     Philip T. Minor, 74, has been a director of the Company since May 2008. He had previously served as a director of BOE Financial since 1974. Mr. Minor is a partner in Philip Minor Farms in St. Stephens Church, Virginia, a position that he has held for more than five years.
     Troy A. Peery, Jr., 63, has been Vice Chairman of the Company’s Board of Directors since May 2008. He had previously served as a director of TransCommunity Financial since 2002. Mr. Peery has been President of Peery Enterprises, a real estate development company based in Manakin-Sabot, Virginia, since 1998.
     Eugene S. Putnam, Jr., 49, has been a director of the Company since 2005 and served as its Chairman of the Board from 2005 to May 2008. Mr. Putnam has been Executive Vice President and Chief Financial Officer for Universal Technical Institute, Inc., a post-secondary education provider, since July 2008, and he served as its interim Chief Financial Officer from January 2008 to July 2008. From 2005 to 2007, he was Executive Vice President and Chief Financial Officer of Aegis Mortgage Corporation, a mortgage origination and servicing company that filed for bankruptcy protection in 2007. From 2003 to 2005, he was President of Coastal Securities LP, a registered broker-dealer.
     Gary A. Simanson, 48, has been Vice Chairman of the Company’s Board of Directors since May 2008 and a director of the Company since 2005. Mr. Simanson has served as the Company’s Chief Strategic Officer since May 2008. From 2005 to May 2008, he was the Company’s President, Chief Executive Officer and Chief Financial Officer. Mr. Simanson has also been managing director of First Capital Group, L.L.C., an investment banking advisor firm specializing in bank mergers and acquisitions, since 1997.

EXECUTIVE OFFICERS
     The Company’s executive officers and their respective ages and positions are set forth in the following table.

Name	Age	Position
George M. Longest, Jr.	48	President and Chief Executive Officer, Community Bankers Trust Corporation, and Chief Executive Officer, Bank of Essex

Bruce E. Thomas	45	Senior Vice President and Chief Financial Officer, Community Bankers Trust Corporation and Bank of Essex

Gary A. Simanson	48	Vice Chairman and Chief Strategic Officer, Community Bankers Trust Corporation

M. Andrew McLean	54	President, Bank of Essex

Patrick J. Tewell	44	Senior Vice President and Chief Accounting Officer, Community Bankers Trust Corporation
     The following information sets forth the business experience and other information for the executive officers for the past five years. Such information with respect to Messrs. Longest and Simanson is set forth above in the “Directors” section.
     Mr. Thomas has been Senior Vice President and Chief Financial Officer of the Company since May 2008. From 2000 to May 2008, he was Senior Vice President and Chief Financial Officer of BOE Financial. He has been employed in various positions with the Bank since 1990 and is currently also the Bank’s Senior Vice President and Chief Financial Officer.
     Mr. McLean has been President of the Bank since July 2008, when TransCommunity Bank, the former subsidiary of TransCommunity Financial, merged into the Bank. From 2007 to July 2008, he was President and Chief Executive Officer of TransCommunity Bank. From 2001 to 2007, he was President and Chief Executive Officer of Bank of Goochland, N.A., also a former subsidiary of TransCommunity Financial prior to its consolidation into TransCommunity Bank.
     Mr. Tewell has been Senior Vice President and Chief Accounting Officer of the Company since May 2008. From 2007 to 2008, he was Chief Financial Officer of TransCommunity Financial. From 2004 to 2007, he was Senior Financial/IT Auditor for the Federal Reserve Bank of Richmond.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The table below sets forth, for the years ended December 31, 2008 and December 31, 2007, the compensation earned by the following individuals:
•	each of the three individuals who served as the Company’s principal executive officer during 2008

•	the two other most highly compensated executive officers who were executive officers at December 31, 2008
     The compensation presented in the table includes compensation paid by TransCommunity Financial and BOE Financial, as the case may be, prior to their merger with and into the Company on May 31, 2008.

						Non-	Non-
						Equity	Qualified
						Incentive	Deferred
						Plan	Compen-	All Other
				Stock	Option	Compen-	sation	Compen-
Name and		Salary	Bonus	Awards	Awards	sation	Earnings	sation	Total
Principal Position	Year	($)	($)	($) (6)	($) (6)	($)	($) (7)	($) (8)	($)
George M. Longest, Jr.	2008	211,000	25,000	—	—	—	83,229	6,187	325,416
President and Chief	2007	160,000	15,245	—	—	—	53,909	3,200	232,354
Executive Officer (1)

Gary A. Simanson	2008	158,885	750,000	—	—	—	—	3,204	908,885
Vice Chairman and	2007	—	—	—	—	—	—	—	—
Chief Strategic Officer (and former President, Chief Executive Officer and Chief Financial Officer) (2)

Bruce E. Thomas	2008	156,731	17,500	—	—	—	40,057	7,225	221,513
Senior Vice President and Chief Financial Officer (3)	2007	120,000	10,745	—	—	—	25,145	2,400	158,290

Patrick J. Tewell	2008	133,333	16,500	—	—	—	—	11,905	161,738
Senior Vice President and Chief Accounting Officer (4)	2007	110,000	43,000	19,375	12,150	—	—	9,990	194,775

Bruce B. Nolte	2008	111,179	—	—	—	—	—	9,603	120,782
Former Chief Executive Officer (5)	2007	173,300	40,690	42,625	—	—	—	32,384	288,999

(1)	Mr. Longest has been the Company’s President since May 2008 and Chief Executive Officer since July 2008. He was President and Chief Executive Officer of BOE Financial until May 2008.

(2)	Mr. Simanson has been the Company’s Vice Chairman and Chief Strategic Officer since May 2008. He was the Company’s President, Chief Executive Officer and Chief Financial Officer until May 2008.

(3)	Mr. Thomas has been the Company’s Senior Vice President and Chief Financial Officer since May 2008. He was Senior Vice President and Chief Financial Officer of BOE Financial until May 2008.

(4)	Mr. Tewell has been the Company’s Senior Vice President and Chief Accounting Officer since May 2008. He was Senior Vice President and Chief Financial Officer of TransCommunity Financial from March 2007 until May 2008.

(5)	Mr. Nolte was the Company’s Chief Executive Officer from May 2008 to July 2008, when his employment with the Company terminated. He was President and Chief Executive Officer of TransCommunity Financial until May 2008. See “Certain Relationships and Related Transactions” for information related to separation and consulting payments that the Company has been making to Mr. Nolte following his resignation from the Company.

(6)	These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by vesting in a restricted stock award or by exercising stock options). This column represents the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year for awards of restricted stock or stock options, as the case may be, granted to each of the named executive officers, all of which were granted prior to 2008, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards or options were forfeited by any of the named executive officers in 2007 or 2008.

(7)	Amounts for 2008 represent, for Mr. Longest, a $25,181 change in value of his accumulated benefit in the supplemental executive retirement plan and a $58,048 change in value of his accumulated benefit in the pension plan and, for Mr. Thomas, a $10,333 change in value of his accumulated benefit in the supplemental executive retirement plan and a $29,724 change in value of his accumulated benefit in the pension plan. Additional information on these plans is included in the “Post-Employment Compensation” section below.

(8)	Amounts for 2008 represent, for Mr. Longest, $2,067 in 401(k) plan matching contributions and $4,120 in employer-paid healthcare, for Mr. Simanson, $3,204 in employer-paid healthcare, for Mr. Thomas, $3,205 in 401(k) plan matching contributions and $4,020 in employer-paid healthcare, for Mr. Tewell, $5,905 in 401(k) plan matching contributions and $6,000 in employer-paid healthcare, and for Mr. Nolte, $6,103 in 401(k) plan matching contributions and $3,500 in employer-paid healthcare.
Discussion
General
     The Company’s compensation program consists generally of salary, bonus, and benefits. Benefits include a defined benefit pension plan, supplemental retirement plan, participation in the Company’s 401(k) plan and health insurance benefits. In addition, the Company offers perquisites to certain executive officers such as use of Company-owned vehicles. One of the fundamental objectives of the Company’s compensation program is to offer competitive compensation and benefits for all employees, including executive officers, to compete for and retain talented personnel who will lead the Company in achieving levels of financial performance that enhance stockholder value.
Employment Agreements
     The Company has employment agreements with each of the named executive officers.
     The agreements with each of George M. Longest, Jr. and Bruce E. Thomas were effective as of May 31, 2008, which was the effective date of the merger of the Company and BOE Financial. Effective as of that date and pursuant to his employment agreement, Mr. Longest serves as the Company’s President, and Mr. Thomas serves as the Company’s Chief Financial Officer, each at a salary determined by the Company’s Board of Directors. The term of each employment agreement is for three years after the merger date. On each anniversary of the merger date, upon the review and approval of the Board of Directors, the term of the agreement will be extended by an additional year unless the Company or the officer gives written notice at least 30 days prior to an anniversary date that no further extensions should occur.
     The employment agreement with each of Messrs. Longest and Thomas imposes certain limitations on the officer, precluding the officer from soliciting the Company’s or the Bank’s employees and customers and, without the Company’s prior written consent, competing with the Company or the Bank by forming, serving as an organizer, director, officer or consultant to, or maintaining a more than one percent passive investment in a depository financial institution or holding company if such entity has one or more offices or branches located within a 10-mile radius of the headquarters or any branch banking office of the Company or the Bank. These limitations will be for a period of two years from the date on which the officer ceases to be an employee of the Company except that, in the case of a termination without cause or for good reason following a change in control, the non-compete and customer solicitation restrictions will be in force for only one year.
     The employment agreement with Gary A. Simanson was effective as of September 29, 2008. The agreement governs the terms of his employment as the Company’s Chief Strategic Officer and Vice Chairman. Except as set forth below, the terms of Mr. Simanson’s agreement are substantially similar to the agreements with Messrs. Longest and Thomas. The term of the agreement is for three years from the closing date of the mergers. On each anniversary of the merger date, the term of the agreement will be extended by an additional year unless the Company gives written notice that no further extensions should occur. The financial terms of the agreement include an annual salary of $270,000 and an upfront cash bonus of $750,000, which was included as part of the Company’s merger expense. Mr. Simanson is also eligible to receive a cash bonus payment in an amount determined by the Company for financial advisory and other services that he renders in connection with the negotiation and consummation of any merger or other business combination involving the Company or any of its affiliates. Mr. Simanson did not receive a salary for his services to the Company prior to the mergers with TransCommunity Financial and BOE Financial.
     The agreement prohibits Mr. Simanson from competing with the Company following the termination of his employment, from soliciting employees and customers of the Company, and from divulging confidential information obtained while employed with the Company. These restrictions will extend for a two year period following the termination of employment, except that, in the case of a termination without cause or for good reason following a change in control, the non-compete and customer solicitation restrictions will be in force for only one year.
     The agreement with Mr. Tewell was with TransCommunity Financial and was effective as of May 27, 2008. The Company succeeded to all of the rights and obligations of TransCommunity Financial as of May 31, 2008, the effective date of the merger of the Company and TransCommunity Financial. Effective as of that date and pursuant to his employment agreement, Mr. Tewell serves as the Company’s Chief Accounting Officer at a salary of $140,000 per year with base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the board of directors. The term of his employment agreement is until May 27, 2011. The employment agreement includes certain covenants not to compete, provided employment is not terminated for “cause.” Mr. Tewell’s employment agreement precludes him from inducing or soliciting any employee of the Company to terminate his or her relationship with the Company for a period of 12 months from the date on which he ceases to be an employee of the Company.

     Each of the employment agreements described above addresses termination of the executive officer’s employment under various termination scenarios. Information on these terms is provided in the “Post-Employment Compensation” section below.
     Prior to the termination of his employment with the Company, Mr. Nolte was a party to an employment agreement similar to Mr. Tewell’s. Under his agreement, Mr. Nolte served as the Company’s Chief Executive Officer at a salary of $205,000 per year with base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the board of directors. The term of Mr. Nolte’s employment agreement was until December 31, 2009. In addition, Mr. Nolte’s employment agreement precluded him from serving as Chief Executive Officer or other executive officer of any bank or bank holding company within 25 miles of headquarters of the Company or within 25 miles of any bank branch operated by the Company. It also precluded him from inducing or soliciting any employee of the Company to terminate his or her relationship with the Company, soliciting or diverting away or attempting to solicit or divert away any customer of the Company for the purpose of selling or providing competitive services for a period of 24 months from the date on which he ceased to be an employee of the Company.
     On July 31, 2008, the Company and Mr. Nolte entered into a Separation Agreement and Release in connection with Mr. Nolte’s voluntary resignation of employment with the Company. Information on the terms of this agreement is set forth in the “Certain Relationships and Related Transaction” section below.
Stock-Based Awards
     Prior to their mergers with and into the Company, both TransCommunity Financial and BOE Financial maintained plans that provided for stock-based awards as incentives for certain officers and directors. Under the terms of these plans, all options and awards that were outstanding at the time of the mergers were fully vested and exercisable, and any unrecognized compensation expenses were accelerated. In connection with the mergers, the Company adopted all awards that were outstanding under such plans, but terminated the plans so that no further awards will be made under them. No stock-based awards were made during 2008.

Outstanding Equity Awards
     The following table shows outstanding option awards held by the named executive officers as of December 31, 2008. There were no outstanding stock awards that had not yet vested.

	Option Awards
			Equity
			Incentive Plan
	No. of	No. of	Awards: No. of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Un-exercisable	(#)	($)	Date
Longest	3,878	—	—	5.01	11/18/2014
	2,543	—	—	4.36	10/23/2013
	2,635	—	—	3.91	6/27/2012
	3,139	—	—	2.14	1/6/2011
Simanson	—	—	—	—	—
Thomas	2,755	—	—	5.01	11/18/2014
	2,005	—	—	4.36	10/23/2013
Tewell	7,100	—	—	5.99	3/28/2017
Nolte	47,570	—	—	7.04	4/15/2013
Post-Employment Compensation
Pension Plan
     The Bank maintains a non-contributory defined benefit pension plan for all full-time employees who are 21 years of age or older and who have completed one year of eligibility service. Messrs. Longest and Thomas are participants in this plan. Benefits payable under the plan are based on years of credited service, average compensation over the highest consecutive five years, and the plan’s benefit formula (1.60% of average compensation times years of credited service in excess of 20 years but not in excess of 35 years plus .65% (70% if SSNRA is 66) of average compensation in excess of Social Security Covered Compensation times years of credited service up to a maximum of 35 years). For 2008, the maximum allowable annual benefit payable by the plan at age 65 (the plan’s normal retirement age) was $185,000 and the maximum compensation covered by the plan was $225,000. Reduced early retirement benefits are payable on or after age 55 upon completion of 10 years of credited service. Amounts payable under the plan are not subject to reduction for Social Security benefits.
Supplemental Executive Retirement Plan
     The Bank has adopted a non-tax qualified supplemental executive retirement plan (“SERP”) for certain executives to supplement the benefits that such executives can receive under the Bank’s other retirement programs and social security. Messrs. Longest and Thomas are participants in the SERP. Retirement benefits under the SERP vary by individual and are payable at age 65 for 15 years or life, whichever is longer. In the event of termination prior to age 65 (for reasons other than death, subsequent to a change of control or for cause), benefits still commence at age 65, but are substantially reduced.

Benefits payable in the event of termination following a change of control or death commence upon termination or death, and are the approximate actuarial equivalent of the value of normal retirement benefits. No benefits are payable in the event that termination is for cause.
401(k) Employee Savings Plan
     The Company sponsors a 401(k) plan for all of its eligible employees. The executive officers of the Company participate in the 401(k) plan on the same basis as all other eligible employees of the Company.
Employment Agreements
     The employment agreements with each of the Company’s named executive officers provide for the payment of severance and other benefits in the event of certain termination scenarios.
     The employment agreement with each of Messrs. Longest and Thomas provides for the payment of two months salary upon the death of the officer. In the case of termination by the Company without cause or by the officer for good reason, the employment agreement requires that the officer receive his base salary and certain health benefits for 24 months following the date of termination. For the purposes of each employment agreement, good reason means the continued assignment to the officer of duties inconsistent with the officer’s position as contemplated in the agreement, any action taken by the Company that results in a substantial reduction in the officer’s status, the relocation of the officer to any other primary place of employment that might require him to move his residence, which includes any reassignment to a place of employment located more than 35 miles from his initially assigned place of employment (which includes both Tappahannock and Richmond, Virginia) without his written consent, and any failure by the Company, or any successor following a change in control, to comply with the compensation and benefit requirements of the employment agreement. Each agreement also provides that within two years following a change in control, if employment is terminated by the surviving corporation without cause or by the officer for good reason within 120 days after the occurrence of good reason, the officer will be entitled to accrued obligations, a salary continuance benefit equal to 2.99 times his final compensation and health care continuance.
     The employment agreement with Mr. Simanson provides for the continuation of his base salary and certain health benefits for two years following a termination of employment with the Company by Mr. Simanson for good reason or a termination of employment by the Company without cause. The agreement also provides that, within two years following a change in control, if his employment is terminated without cause or for good reason, Mr. Simanson will be entitled to a salary continuance benefit equal to 2.99 times his final compensation, excluding certain one-time payments, and the continuation of certain health benefits for three years. The agreement further provides that, in connection with the termination of his employment following a change in control, the Company will pay Mr. Simanson a gross-up payment equal to the amount of any excise taxes (plus the applicable federal and state income and other taxes due on such gross-up payment) payable by Mr. Simanson if the aggregate value of the salary continuance benefit and related health benefits exceeds the threshold amount that triggers the excise tax for federal tax purposes. In order to avoid the expense of the excise tax in a situation where Mr. Simanson would realize a nominal benefit, the Company will be required to make the tax gross-up payment only if the value of the aggregate payments and benefits due Mr. Simanson exceeds by $25,000 the threshold amount that would avoid triggering the excise tax. If the value of such payments and benefits is less than the $25,000 differential, the payments and benefits will be reduced to the extent necessary so as not to trigger the excise tax.

     The employment agreement with Mr. Tewell provides for the payment of the salary that otherwise would be payable through the end of the month in which the death occurs upon the death of the officer. The employment agreement provides compensation upon the termination of employment without cause or by Mr. Tewell for good reason. For the purposes of his employment agreement, good reason means the assignment of duties that result in Mr. Tewell having significantly less authority or responsibility than he has on the date of the employment agreement without his written consent, requiring him to maintain his principal office or offices outside the counties of Henrico or Essex, Virginia unless the Company moves its principal executive offices to the place to which he is required to move, a reduction of his base salary, and the Company’s failure to comply with any material term of the employment agreement after he has given 30 days notice of such noncompliance. In the case of termination of employment by the Company without cause or by Mr. Tewell for good reason, Mr. Tewell’s agreement requires that he receive an amount equal to one times the sum of his rate of base salary in effect immediately preceding such termination and the amount of any bonus paid to him during the calendar year preceding the calendar year in which the employment terminates. In addition, he would receive any bonus or short term incentive compensation earned, but not yet paid, for a year prior to the year in which his employment terminates, as applicable, as well as certain health benefits for one year following the date of termination.
Change in Control Agreement
     Mr. Tewell entered into a change in control agreement with TransCommunity Financial, effective as of May 27, 2008. The Company succeeded to all of the rights and obligations of TransCommunity Financial as of May 31, 2008, the effective date of the merger of the Company and TransCommunity Financial. In the event that a change in control occurs during employee’s employment and, within the period beginning on the date of closing of the change in control and ending one year after, Mr. Tewell’s employment with the Company is terminated by the Company without cause or by him for good reason, the Company will owe him certain severance pay, benefits and vesting of stock awards. Mr. Tewell’s change in control agreement provides for one times the sum of his annual base salary in effect on his termination of employment or the change in control date, whichever is greater, plus the amount of any bonus paid to him during the calendar year preceding the calendar year in which the change in control occurs. The Company will also continue to provide certain health and life insurance benefits to Mr. Tewell for a period up to one year following the date of termination.
     The agreement also provides to the extent that Mr. Tewell has been granted options, stock awards or other equity compensation under the Company’s equity compensation plan, that upon a change in control, his interest in such awards be fully exercisable, vested and nonforfeitable as of the date of the change in control.
Certain Relationships and Related Transactions
     All of the shares of common stock outstanding immediately prior to the Company’s initial public offering, including 862,500 shares held by Gary A. Simanson, the Company’s Vice Chairman and Chief Strategic Officer and a director, and Community Bankers Acquisition LLC, of which Mr. Simanson is the sole manager, are held in escrow by Continental Stock Transfer & Trust Company as escrow agent. Because the Company completed a business combination on or before the deadlines contained in its initial certificate of incorporation, these shares will be released from escrow on June 2, 2009. The holders of the majority of the 1,875,000 shares that the Company issued prior to its initial public offering are entitled to make up to two demands that the Company register these shares for resale pursuant to an agreement signed concurrently with the consummation of the Company’s initial public offering. The holders of the majority of these shares are entitled to elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders will have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
     On July 31, 2008, Bruce B. Nolte and the Company entered into a Separation Agreement and Release in connection with Mr. Nolte’s voluntary resignation as the Company’s Chief Executive Officer. The separation agreement provides for, among other things, the payment to Mr. Nolte of an amount equal to two times the sum of his base salary immediately preceding such termination and the bonus paid to him in the 2007 calendar year. Payment of this amount is being made in installments and commenced in February 2009. In addition, the separation agreement provides for the payment to Mr. Nolte of $17,083.33 per month from August 2008 through December 2009 for certain consulting obligations to the Company as set forth in the agreement. The separation agreement further provides for the payment to Mr. Nolte of $75,000, in installments beginning in February 2009, as consideration of continuing the covenant not to compete in his employment agreement.
     Some of the Company’s directors and officers are at present, as in the past, its banking customers. As such, the Company has had, and expects to have in the future, banking transactions with directors, officers, principal stockholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.
     The Company has not adopted a formal policy that covers the review and approval of related person transactions by its Board of Directors. The Board, however, does review all proposed related party transactions for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Those directors that are involved in a proposed related party transaction are excused from the Board and/or committee meeting during the discussion and vote of the proposal.

EQUITY COMPENSATION PLAN INFORMATION
     The following table gives information about common stock that may be issued upon the exercise of options, warrants and rights under equity compensation plans as of December 31, 2008. Prior to the mergers, both TransCommunity Financial and BOE Financial maintained equity compensation plans as incentives for certain officers and directors. In the mergers, the Company adopted all awards that were outstanding under such plans, but terminated the plans so that no further awards will be made under them.

Number of Securities
Remaining Available
for Future Issuance
Under Equity
	Number of Securities		Compensation Plans
	to be Issued	Weighted-Average	(Excluding
	Upon Exercise of	Exercise Price of	Securities
	Outstanding Options,	Outstanding Options,	Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	First Column)
Equity Compensation Plans Approved by Security Holders (1)	493,777	$5.95	951,785

Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	493,777	$5.95	951,785

(1)	Includes the following equity compensation plans that were approved by stockholders of TransCommunity Financial or BOE Financial, as the case may be, and adopted by the Company’s in the mergers: the TransCommunity Financial Corporation 2001 Stock Option Plan, the TransCommunity Financial Corporation 2007 Equity Compensation Plan, the BOE Financial Services of Virginia, Inc. Stock Incentive Plan and the BOE Financial Services of Virginia, Inc. Stock Option Plan for Outside Directors. These plans were terminated in connection with the mergers.

PROPOSAL TWO
AMENDMENT TO THE CERTIFICATE OF INCORPORATION
General
     At the Annual Meeting, stockholders are being asked to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000. The Board of Directors is proposing the amendment to ensure that a sufficient amount of common stock is available for issuance in the future, upon action by the Board, and believes that the proposed increase in the authorized common stock is in the Company’s best interest.
The Amendment
     On April 30, 2009, the Board of Directors voted unanimously to amend, subject to stockholder approval, Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to read, in its entirety, as follows:
FOURTH. The total number of shares of all classes capital stock which the Corporation shall have authority to issue is two hundred five million (205,000,000) shares, consisting of two hundred million (200,000,000) shares of common stock, par value $0.01 per share (“Common Stock”), and five million (5,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).
Purpose of the Amendment
     Article Fourth of the Company’s Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 55,000,000 shares of capital stock, 50,000,000 shares of which are designated as common stock and 5,000,000 shares of which are designated as preferred stock. As of the Record Date, the Company had 21,468,455 shares of common stock issued and outstanding, options to purchase 493,777 shares of common stock issued and outstanding, warrants to purchase 7,500,000 shares of common stock issued and outstanding and purchase options with respect to 1,050,000 shares of common stock held by the underwriters of the Company’s initial public offering. In addition, the Company’s Board of Directors has approved, and is asking stockholders to approve at the Annual Meeting, the Company’s 2009 Stock Incentive Plan, which will reserve for issuance 2,650,000 shares of common stock for future stock-based incentive awards. The Department of the Treasury holds a warrant with respect to 780,000 shares of common stock. Accordingly, out of the 50,000,000 shares of common stock authorized, 30,242,232 are issued or reserved for issuance, leaving only 18,707,768 available shares.
     If stockholders approve the proposed amendment, there will be 168,707,768 authorized, unissued and unreserved shares of common stock available for issuance in capital raising transactions, as stock dividends or splits, in possible corporate acquisitions or other transactions, for possible future employee benefit plans or for other corporate purposes. At this time, the Company does not have any plans, commitments, arrangements, understandings or agreements regarding the issuance of common stock following the increase of authorized shares. However, the Board may determine that the issuance of additional stock in the future is in the Company’s best interest. In that event, the shares of common stock available as of the Record Date could be insufficient. Therefore, the Board of Directors recommends approval of the amendment to increase the number of shares of authorized common stock, in order to afford flexibility in acting upon transactions that the Board believes to be of benefit to the Company and its stockholders.
     Authorized, unissued and unreserved capital stock may be issued from time to time for any proper purpose without further action by stockholders except as required by the Company’s Amended and Restated Certificate of Incorporation and applicable law. Each share of common stock authorized has the same rights as, and is identical in all respects to, each other share of common stock.
     The newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Stockholders will not have preemptive rights to purchase any subsequently issued shares of common stock except as the Board of Directors may specifically authorize in connection with a specific offering of shares.
     The ability of the Board of Directors to issue additional shares of capital stock without additional stockholder approval may be considered to have an anti-takeover effect, since unissued and unreserved shares of capital stock could be issued by the Board in circumstances that may have the effect of deterring takeover bids. The Board does not intend to issue any additional shares of capital stock except on terms that it deems to be in the best interest of the Company and its stockholders.
Vote Required
     The amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock will be approved if holders of a majority of the outstanding shares of common stock vote in favor of it.
     The Board of Directors recommends that the stockholders vote FOR Proposal Two.

PROPOSAL THREE
NON-BINDING RESOLUTION ON EXECUTIVE COMPENSATION
     On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the “ARRA”) into law. The ARRA includes a provision, commonly referred to as “Say-on-Pay,” that requires any recipient of funds in the Troubled Assets Relief Program (the “TARP”) to permit a separate stockholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
     In order to comply with ARRA as a recipient of TARP funds, the Company is providing you the opportunity, as a stockholder, to endorse or not endorse the Company’s executive pay programs and policies through the following resolution:
“RESOLVED, that the stockholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.”
     Non-binding approval of the Company’s executive compensation program would require that a majority of the shares present or represented at the Annual Meeting vote in favor of the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation program as disclosed in this proxy statement is approved.
     Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.
     The Board of Directors recommends that the stockholders vote FOR Proposal Three.

PROPOSAL FOUR
COMMUNITY BANKERS TRUST CORPORATION
2009 STOCK INCENTIVE PLAN
General
     The Company’s Board of Directors has adopted, subject to stockholder approval, the Community Bankers Trust Corporation 2009 Stock Incentive Plan. The purpose of the plan is to promote the interests of the Company and its stockholders by strengthening its ability to attract, motivate and retain employees and directors upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend.
     The plan was adopted by the Board of Directors on April 30, 2009, and is effective as of such date, subject to stockholder approval. The plan is to be used to grant restricted stock awards, stock options in the form of incentive stock options and nonstatutory stock options, stock appreciation rights and other stock-based awards to employees and directors of the Company (“participants”).
     As adopted, the plan makes available up to 2,650,000 shares for issuance to participants under the plan. No more than 1,500,000 shares may be issued in connection with the exercise of incentive stock options, which are eligible for more favorable tax treatment.
     The more significant features of the plan are described below. In order to aid your understanding, the full text of the plan, as proposed for adoption and approval by stockholders, is provided in Appendix A to this proxy statement.
Purpose
     The purpose of the plan is to further the long-term stability and financial success of the Company by attracting and retaining employees and directors through the use of stock incentives and other rights that promote and recognize the financial success and growth of the Company. The Company believes that ownership of Company stock will stimulate the efforts of such employees and directors by further aligning their interests with the interests of the Company’s stockholders.
Administration
     The plan will be administered by the Company’s Compensation Committee (the “Committee”). The Committee has the power to select plan participants and to grant stock options, restricted stock, stock appreciation rights and other stock-based awards on terms the Committee considers appropriate; however, any award made to a Committee member must be approved by the Board of Directors. In addition, the Committee has the authority to interpret the plan, to adopt, amend or waive rules or regulations for the plan’s administration, and to make all other determinations for administration of the plan.
Stock Options
     Stock options granted under the plan may be incentive stock options or nonstatutory stock options. A stock option entitles the participant to purchase shares of common stock at the option price. The Committee will fix the option price at the time the stock option is granted. The exercise price of an incentive stock option cannot be not less than 100% of the fair market value of such shares on the date of grant, provided that if the participant owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option shall not be less than 110% of the fair market value of such shares on the date of grant. The exercise price of nonstatutory stock option awards cannot be less than 100% of the fair market value of such shares on the date of grant. The option exercise price may be paid in cash or with shares of common stock, or a combination of cash and common stock, if permitted under the participant’s option agreement. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, provided they will not be exercisable after ten years from the grant date.
Restricted Stock
     The plan also permits the grant of stock awards (shares of common stock) to participants. A stock award may be, but is not required to be, forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. Any restriction imposed on a stock award will be determined by the Committee.
Stock Appreciation Rights
     The plan also permits the Committee to award stock appreciation rights. A participant granted a stock appreciation right will be entitled to receive the excess of the fair market value (calculated as of the exercise date) of a share of the Company’s common stock over the grant price of the stock appreciation right in cash, common stock, a combination thereof, or any other manner approved by the Committee in its sole discretion. The terms and conditions of any stock appreciation rights will be determined by the Committee at the time of grant.
Other Stock-Based Awards
     The plan permits the grant of other types of equity-based or equity-related awards to participants in such amounts and subject to such terms and conditions as the Committee shall determine. These awards may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of shares of Company stock. The Committee will establish all terms and conditions for any such award.
Transferability
     In general, options and awards granted under the plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The plan permits the award of nonstatutory stock options that are transferable to immediate family members, in accordance with applicable securities laws.
Shares Subject to the Plan
     The plan makes available up to 2,650,000 shares for issuance to plan participants. The maximum number of shares with respect to which stock options, restricted stock awards, stock appreciation rights or other stock-based awards may be granted in any calendar year to any participant is 500,000 shares. To date, no stock options, restricted stock awards, stock appreciation rights or other stock-based awards have been granted under the plan.
     In general, if any stock option granted terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued pursuant to the plan are forfeited, the common stock subject to the forfeited stock option or restricted stock award will be available for further stock options and restricted stock awards.
Certain Federal Income Tax Consequences
Stock Options
     Generally, no federal income tax liability is incurred by a participant at the time a stock option is granted. If the stock option is an incentive stock option, no income will be recognized upon the participant’s exercise of the stock option, provided holding periods required by the tax laws are satisfied. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonstatutory stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option exercise price.
     The Company will be entitled to claim a federal business expense tax deduction on account of the exercise of a nonstatutory stock option. The amount of the deduction is equal to the ordinary income recognized by the participant. The Company generally will not be entitled to a federal income tax deduction on account of the grant or exercise of an incentive stock option, but may claim a federal income tax deduction on account of certain disqualifying dispositions of stock acquired upon the exercise of an incentive stock option.
Restricted Stock
     Federal income tax is incurred on the award of restricted stock when the stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient of the restricted stock makes a Section 83(b) election to have the grant taxed as compensation income at fair market value on the date of grant. At that time, the employee recognizes income equal to the fair market value of the common stock.
Stock Appreciation Rights
     The grant of a stock appreciation right will create no tax consequences for the participant or the Company. Upon the exercise of a stock appreciation right, the participant will recognize compensation income, in an amount equal to the cash or the fair market value of the common stock received from the exercise. The participant’s tax basis in the shares of common stock received in the exercise of the right will be equal to the compensation income recognized with respect to the common stock. The participant’s holding period for shares acquired after the exercise of a stock appreciation right begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the stock appreciation right, whether the income is paid in cash or shares. Upon the exercise of a stock appreciation right, the Company generally will be entitled to a deduction in the amount of the compensation income recognized by the participant.
Other Awards
     Other equity-based awards under the plan generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares or other property, or (in the absence of an appropriate election) the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares or other property. The Company generally would be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award.

Changes in Capitalization and Similar Changes
     In the event of any change in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the plan, and the terms, exercise price and number of shares of any outstanding options or awards will be equitably adjusted by the Committee in its discretion to preserve the benefits of the options or awards for plan participants. For instance, a two-for-one stock split would double the number of shares reserved under the plan. Similarly, for outstanding stock options it would double the number of shares covered by each stock option and reduce its exercise price by one-half.
Securities Currently Authorized for Issuance
     The Company does not have a stock based compensation plan currently in place. However, prior to the Company’s acquisition of them, both TransCommunity Financial and BOE Financial maintained equity compensation plans to incentivize certain officers and directors. In connection with the acquisitions, these plans were terminated by the Company and replacement options were granted by the Company to former employees of TransCommunity Financial and BOE Financial. All of these options are fully vested and exercisable, and the total number of shares underlying the options is 493,777 shares as of March 31, 2009.
Vote Required
     The Community Bankers Trust Corporation 2009 Stock Incentive Plan will be approved by stockholders if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.
     The Board of Directors recommends that the stockholders vote FOR Proposal Four.

PROPOSAL FIVE
APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
General
     Elliott Davis, LLC (“Elliott Davis”), an independent registered public accounting firm, served as the Company’s independent registered public accounting firm during the year ended December 31, 2008, and has been selected by the Audit Committee to serve as the Company’s independent registered public accounting firm for the current fiscal year. Representatives of Elliott Davis will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     Although stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board, as a matter of good corporate governance, is requesting that stockholders ratify the selection of Elliott Davis as the Company’s independent registered public accounting firm for the 2009 year. If stockholders do not ratify the selection of Elliott Davis, the Audit Committee will reconsider its appointment.
     The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Elliott Davis as the Company’s independent registered public accounting firm for the 2009 year.
Recent Changes in Accounting Firms
     As summarized below, the Company changed its independent registered public accounting firm in each of 2008, following the mergers with TransCommunity Financial and BOE Financial, and 2007.
Change in 2008
     On June 20, 2008, the Audit Committee engaged Elliott Davis to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2008. In deciding to select Elliott Davis, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Elliott Davis and concluded that Elliott Davis had no commercial relationship with the Company that would impair its independence for the year ended December 31, 2008. Elliott Davis served as the independent registered public accounting firm for TransCommunity Financial from its engagement on May 4, 2007 until TransCommunity Financial’s merger with and into the Company effective May 31, 2008. During the two fiscal years ended December 31, 2007 and through June 20, 2008, the Company did not consult with Elliott Davis regarding any of the matters or events that would require disclosure under the rules of the Securities and Exchange Commission.
     Miller, Ellin & Company, LLP (“Miller Ellin”), who had served as the Company’s independent registered public accounting firm for the 2007 year, was notified of the engagement of Elliott Davis on June 24, 2008. The reports of Miller Ellin on the Company’s consolidated financial statements for the fiscal years ended March 31, 2007 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, during the period from its engagement through the fiscal year ended December 31, 2007 and through March 31, 2008, there were no (1) disagreements with Miller Ellin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Miller Ellin’s satisfaction, would have caused Miller Ellin to make reference thereto in its report on the financial statements for such years, or (2) reportable events under the rules of the Securities and Exchange Commission.
Change in 2007
     On May 15, 2007, the Audit Committee engaged Miller Ellin to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended March 31, 2007 and to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2008. In deciding to select Miller Ellin, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Miller Ellin and concluded that Miller Ellin has no commercial relationship with the Company that would impair its independence for the fiscal year ending March 31, 2007. During the two fiscal years ended March 31, 2006 and through May 15, 2007, the Company did not consult with Miller Ellin regarding any of the matters or events that would require disclosure under the rules of the Securities and Exchange Commission.
     Also, on May 15, 2007, the Company advised Yount, Hyde and Barbour, P.C. (“Yount Hyde”) of this engagement. The reports of Yount Hyde on the Company’s consolidated financial statements for the fiscal year ended March 31, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, during the period from inception through the fiscal year ended March 31, 2006 and through May 15, 2007, there were no (1) disagreements with Yount Hyde on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Yount Hyde’s satisfaction, would have caused Yount Hyde to make reference thereto in its report on the financial statements for such years, or (2) reportable events under the rules of the Securities and Exchange Commission.
Fees
     The following table presents fees billed to the Company by the principal accountant for the years ended December 31, 2008 and December 31, 2007:

	2008	2007
Audit Fees	$193,760	$18,280
Audit-Related Fees	$19,375	$6,170
Tax Fees	$15,025	$3,709
All Other Fees	$3,888	$5,483
     Audit Fees include fees billed for the audit of the annual consolidated financial statements and of the Company’s internal control over financial reporting, quarterly reviews of unaudited financial statements, and consents and other services related to registration statements filed with the Securities and Exchange Commission.
     Audit-Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.
     Tax Fees include fees billed for tax compliance, tax advice and tax planning.
     All Other Fees include fees billed for services other than those described above.

Pre-Approval Policies and Procedures
     The Audit Committee of the Board of Directors has adopted policies and procedures for the pre-approval of services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Such policies and procedures provide that the Audit Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof).
     As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may form and delegate pre-approval authority for audit and permitted non-audit services to a subcommittee consisting of one or more members of the Audit Committee. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled meeting
REPORT OF THE AUDIT COMMITTEE
     The Audit Committee acts under a written charter adopted by the Board of Directors. The Committee’s primary purpose is to assist the Board of Directors in the fulfillment of its oversight responsibilities with respect to the completeness and accuracy of the Company’s financial reporting and the adequacy of its financial and operating controls. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, which was Miller, Ellin & Company, LLP until June 20, 2008 and Elliott Davis, LLC thereafter, is responsible for performing an independent audit of the consolidated financial statements and of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board.
     The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2008 with each of management and the independent registered public accounting firm. The Committee has also discussed with each party the Company’s compliance with Section 404 of the Sarbanes-Oxley Act relative to testing of internal control over financial reporting. The Committee has further discussed with the independent registered public accounting firm the matters required to be discussed with it under Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board.
     The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board with respect to communications with the Committee concerning independence from the Company. The Committee has also discussed with the independent registered public accounting firm its independence and has considered whether the provision of specific non-audit services by the independent registered public accounting firm is compatible with maintaining its independence.
     Based on the review and discussions described in this report, and subject to the limitations on its role and responsibilities described in this report and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports and the Company’s internal control over financial reporting, and of the independent registered public accounting firm who, in its reports, expresses opinions on the conformity of the Company’s annual consolidated financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting.
Audit Committee
Troy A. Peery, Jr., Chair
George B. Elliott
Philip T. Minor
Robin Traywick Williams
Date: May 7, 2009

STOCKHOLDER PROPOSALS
     All proposals submitted by stockholders for presentation in the proxy statement for the 2010 annual meeting of stockholders must comply with the Securities and Exchange Commission’s rules regarding stockholder proposals. In addition, the Company’s Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Company’s Secretary must have received written notice thereof not less than 60 nor more than 90 days prior to the meeting (or not later than 10 days after a notice or public disclosure of such meeting date if such disclosure occurs less than 70 days prior to the date of the meeting). The notice must set forth:
•	as to each matter the stockholder proposes to bring before the annual meeting:
o	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and

o	any material interest of the stockholder in such business; and
•	as to the stockholder giving the notice:
o	the name and record address of the stockholder; and

o	the class, series and number of shares of capital stock of the Company that are beneficially owned by the stockholder.
     The proxies will have discretionary authority to vote on any matter that properly comes before the meeting if the stockholder has not provided timely written notice as required by the Bylaws.
     Any proposal of a stockholder intended to be presented at the Company’s 2010 annual meeting of stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than January 18, 2010.
ANNUAL REPORTS
     The Company’s 2008 Annual Report to Stockholders, which includes a copy of the Annual Report on Form 10-K for the year ended December 31, 2008 (excluding exhibits), as filed with the Securities and Exchange Commission, is being mailed to stockholders with this proxy statement. Stockholders may also request, without charge, an additional copy of the Company’s 2008 Annual Report to Stockholders, by writing to the Corporate Secretary, 4235 Innslake Drive, Suite 200, Glen Allen, Virginia 23060. The 2008 Annual Report to Stockholders is not part of the proxy solicitation materials.
May 18, 2009

Appendix A
Community Bankers Trust Corporation
2009 Stock Incentive Plan
     1. Purpose and Effective Date.
          (a) The purpose of the Community Bankers Trust Corporation 2009 Stock Incentive Plan (the “Plan”) is to further the long-term stability and financial success of Community Bankers Trust Corporation (the “Company”) by attracting and retaining personnel, including employees or directors, through the use of stock incentives. The Company believes that ownership of Company Stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business and will further the identification of those persons’ interests with the interests of the Company’s stockholders.
          (b) The Plan was adopted by the Board of Directors of the Company on April 30, 2009, and shall be effective such date, subject to the approval of the Plan by the Company’s stockholders.
     2. Definitions.
          (a) Act. The Securities Exchange Act of 1934, as amended.
          (b) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock.
          (c) Award. The award of an Option, Restricted Stock, Stock Appreciation Right or Other Stock-Based Award under the Plan.
          (d) Board. The Board of Directors of the Company.
          (e) Cause. Dishonesty, fraud, misconduct, incompetence, negligence, breach of a material fiduciary duty, material breach of an agreement with the Company, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Committee, which determination shall be binding. Notwithstanding the foregoing, if “Cause” is defined in an employment agreement between a Participant and the Company, “Cause” shall have the meaning assigned to it in such agreement.
          (f) Change in Control.
     (i) The acquisition by any Person (as defined below) of beneficial ownership of more than 25% of the total fair market value or total voting power of the stock of the Company;
     (ii) Individuals who constitute the Board on the effective date of this Plan (the “Incumbent Board”) cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board;

     (iii) The Company consummates a reorganization, merger, share exchange or consolidation (a “Reorganization”), provided that no change in control will be deemed to have occurred in connection with any Reorganization involving a corporation or entity owned or proposed to be owned, directly or indirectly, by stockholders of the Company if the stockholders’ ownership of the total voting power of the corporation or entity resulting from such transaction constitutes at least a majority of the ownership of the total voting power of the resulting entity and at least a majority of the members of the board of directors of the resulting entity were members of the Incumbent Board at the time of the execution of the initial agreement providing for such transaction;
     (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or of the sale or other disposition of all or substantially all of the assets of the Company.
     (v) For purposes of this Section 2(f), “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Act.
          (g) Code. The Internal Revenue Code of 1986, as amended.
          (h) Committee. The Committee appointed to administer the Plan pursuant to Plan Section 16, or if no such Committee has been appointed, the Board.
          (i) Company. Community Bankers Trust Corporation, a Delaware corporation.
          (j) Company Stock. Common stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 14 below), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.
          (k) Date of Grant. The effective date of an Award granted by the Committee.
          (l) Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.
          (m) Fair Market Value.
     (i) If the Company Stock is listed on any established stock exchange, its Fair Market Value shall be the closing price for such stock on the Date of Grant as reported by such exchange, or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock was traded.
     (ii) If the Company Stock is not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.
     (iii) Fair Market Value shall be determined as of the Date of Grant specified in the Award.

          (n) Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.
          (o) Nonstatutory Stock Option. An Option that does not meet the requirements of Code Section 422, or that is otherwise not intended to be an Incentive Stock Option and is so designated.
          (p) Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with Section 6 of the Plan.
          (q) Other Stock-Based Awards. Other types of equity-based or equity-related Awards not otherwise described by the terms of the plan.
          (r) Participant. Any individual who is granted an Award under the Plan.
          (s) Related Option. An Option with respect to which a Stock Appreciation Right has been granted.
          (t) Restricted Stock. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 8 below.
          (u) Rule 16b-3. Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.
          (v) Stock Appreciation Right or SAR. An Award, designated as a stock appreciation right, granted to a Participant under the Plan as provided in Section 9.
          (w) 10% Stockholder. A person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).
     3. General. Awards of Options or Restricted Stock may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.
     4. Stock.
          (a) Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 2,650,000 shares of Company Stock, which may include authorized, but unissued, shares. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and shares that are forfeited pursuant to restrictions on Restricted Stock awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall include the number of shares surrendered by a Participant or retained by the Company (i) in connection with the exercise of an Option or (ii) in payment of Applicable Withholding Taxes.
          (b) Subject to adjustment as provided in Section 14, no more than an aggregate of 1,500,000 shares of Company Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Sections 421, 422 and 423 of the Code).

          (c) The maximum number of shares with respect to which Awards may be granted in any calendar year to any employee during such calendar year shall be 500,000 shares.
     5. Eligibility.
          (a) Any employee or director of the Company (including an employee or director of a subsidiary or affiliate of the Company) or consultant retained by the Company or any of its subsidiaries who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.
          (b) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant, or to make further grants to the employee at any time thereafter.
          (c) Non-employee directors shall not be eligible to receive the Award of an Incentive Stock Option.
     6. Stock Options.
          (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.
          (b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Stockholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant. The exercise price of Nonstatutory Stock Option Awards intended to be performance-based for purposes of Code Section 162(m) shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant.
          (c) Subject to subsection (d) below, Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change in Control as the Committee deems appropriate.
          (d) The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Stockholder shall not have a term in excess of five years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.
          (e) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any parent or subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.
          (f) If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.
          (g) If a Participant’s employment or services is terminated by the Company for Cause, the Participant’s Options shall terminate as of the date of the misconduct.
     7. Method of Exercise of Options.
          (a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), or (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Company Stock acquired directly or indirectly from the Company shall be paid only with shares of Company Stock that have been held by the Participant for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
          (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess stockholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate for the shares of Company Stock acquired.

          (c) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.
     8. Restricted Stock Awards.
          (a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.
          (b) The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s achievement of established performance objectives or upon the occurrence of a Change in Control. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.
          (c) The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance goals, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change in Control.
          (d) A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Award agreement and in the Plan. In other respects, the Participant shall have all the rights of a stockholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award agreement. If stock dividends are declared on Restricted Stock, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Restricted Stock.
          (e) If a Participant’s employment or services is terminated by the Company for Cause, the Participant’s unvested Restricted Stock shall be cancelled as of the date of the misconduct.
     9. Stock Appreciation Rights.
          (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option or in a separate Award. The following prvisions apply to all Stock Appreciation Rights that are not granted in connection with Options:
     (i) Stock Appreciation Rights shall entitle the employee, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Rights over (y) the price of the Company Stock on the Date of Grant of the Stock Appreciation

Right. The Committee may limit the amount that the employee will be entitled to receive upon exercise of Stock Appreciation Rights.
     (ii) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right.
          (b) The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:
     (i) Stock Appreciation Rights shall entitle the employee, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same numer of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount in cash or shares of Company Stock (as provided in the Stock Appreciation Right) equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the employee will be entitled to receive upon exercise of the Stock Appreciation Right.
     (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.
     (iii) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right issued in tandem with an Option shall be exercisable only to the extent that the Related Option is exercisable, except that in no event shall a Stock Appreciation Right held by an executive officer or director of the Company be exercisable for cash within the first six months after it is awarded even though the Related Option is or becomes exercisable, and shall expire no later than the date on which the Related Option expires.
     (iv) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.
          (c) The manner in which the Company’s obligation arising upon the exercise of a Stock Appreciation Right shall be determined by the Committee and shall be set forth in the Option agreement or the related Stock Appreciation Rights agreement. The Committee may provide for payment in Company stock or cash, or a fixed combination of Company stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.
     10. Other Stock-Based Awards.
          (a) The Committee is authorized to grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Company Stock) to Participants in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards shall be referred to as “Other Stock-Based Awards.” Each such Other Stock-Based Award may involve the transfer of actual shares to Participants or payment in cash or otherwise of amounts based on the value of shares of Company Stock.
          (b) Each Other Stock-Based Award shall be expressed in terms of shares or units or an equivalent measurement based on shares, as determined by the Committee. If the value of an Other Stock-Based Award will be based on the appreciation of shares from an initial value determined as of the date of grant, then such initial value shall not be less than the Fair Market Value of a share on the date of grant of such Other Stock-Based Award (or, if the Committee so determines, in the case of any Other Stock-Based Award retroactively granted in tandem with or in substitution for another Award or any other outstanding award, on the date of grant of such other Award or award).
     11. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.
     12. Nontransferability of Awards.
          (a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.
          (b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.
     13. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on June 17, 2019. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, unless authorized by the Company’s stockholders, no change shall be made that (a) increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), (b) expands the class of persons eligible to receive Awards, (c) materially increases the benefits accruing to Participants under the Plan, or (d)

otherwise requires stockholder approval under the Code, Rule 16b-3, or the rules of a domestic exchange on which Company Stock is traded. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to the Participant.
     14. Change in Capital Structure.
          (a) In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.
          (b) In the event the Company distributes to its stockholders a dividend, or sells or causes to be sold to a person other than the Company or a subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s stockholders and the Participants in the businesses operated by the Spinoff Company. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.
          (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.
          (d) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 14 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.
     15. Change in Control. In the event of a Change in Control of the Company, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

          (a) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of a Participant’s rights had such Award been currently exercisable or payable;
          (b) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; provided, however, that such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not less than or greater than the Award’s aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or
          (c) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control.
     16. Administration of the Plan.
          (a) The Plan shall be administered by the Committee, who shall be appointed by the Board. If no Committee is appointed, the Plan shall be administered by the Board. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board. Awards that are intended to be performance-based for purposes of Code Section 162(m) shall be made by the Committee, or subcommittee of the Committee, comprised solely of two or more “outside directors” as that term is defined for purposes of Code Section 162(m).
          (b) The Committee shall have the authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Award shall be granted, (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change in Control exists, (ix) factors relevant to the lapse of restrictions on Restricted Stock or Options, (x) when Options may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options.
          (c) The Committee shall have the power to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an Option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.
          (d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
          (e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.
     17. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company — at its principal business address to the attention of the Secretary; (b) if to any Participant — at the last address of the Participant known to the sender at the time the notice or other communication is sent.
     18. Compliance with Code Section 409A. To the extent applicable, this Plan is intended to comply with Section 409A of the Code, and the Committee shall interpret and administer the Plan in accordance therewith. In addition, any provision, including, without limitation, any definition, in this Plan document that is determined to violate the requirements of Section 409A of the Code shall be void and without effect and any provision, including, without limitation, any definition, that is required to appear in this Plan document under Section 409A of the Code that is not expressly set forth shall be deemed to be set forth herein, and the Plan shall be administered in all respects as if such provisions were expressly set forth. In addition, the timing of certain payment of benefits provided for under this Plan shall be revised as necessary for compliance with Section 409A of the Code.
     19. Interpretation and Governing Law. The terms of this Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

[FORM OF PROXY] Community Bankers Trust Corporation VOTE BY INTERNET OR TELEPHONE QUICK *** EASY *** IMMEDIATE As a stockholder of Community Bankers Trust Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 17, 2009. Vote Your Proxy on the Internet: OR Vote Your Proxy by Phone: OR Vote Your Proxy by mail: —— — Go to www.continentalstock.com. Call 1 (866) ___-___Mark, sign, and date Have your proxy card available Use any touch-tone your proxy card, then when you access the above telephone to vote your detach it, and ret urn website. Follow the prompts to proxy. Have your proxy it in the postage-paid vote your shares. card available when you envelope provided. call. Follow the voting instructions to vote your shares. — — — PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR’ ALL PROPOSALS Your vote is important. Please mark your T Please vote immediately. votes like this 1. Election of four directors to a three-year term on the 3. Approval of a non-binding resolution to endorse Board of Directors. the Company’s executive compensation program. P. Emerson Hughes, Jr. FOR FOR AGAINST ABSTAIN WITHHOLD 4. Approval of the Community Bankers Trust George M. Longest, Jr. FOR Corporation 2009 Stock Incentive Plan. WITHHOLD            FOR AGAINST ABSTAIN John C. Watkins FOR WITHHOLD Robin Traywick Williams FOR WITHHOLD 2. Approval of an amendment to the Company’s certificate of 5. Ratification of the appointment of Elliott incorporation to increase the number of authorized shares of Davis, LLC as the Company’s independent registered common stock to 200,000,000. public accounting firm for the 2009 year. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN The proxy holder may vote and otherwise represent the undersigned on any other matter that may pro perly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder. Your signature is required if you are using this proxy card to vote your shares. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please si gn in partnership name by authorized person. If you attend the Annual Meeting in person and decide to vote by ballot, such vote will supersede this proxy. MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW Signature Signature Date: , 2009
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder must sign.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
COMMUNITY BANKERS TRUST CORPORATION
4235 Innslake Drive, Suite 200
Glen Allen, Virginia 23060
PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS
June 18, 2009

     The undersigned hereby appoints George M. Longest, Jr., Bruce E. Thomas and John M. Oakey, III, and each or any of them, as proxies, each with the powers to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all of the shares of common stock of Community Bankers Trust Corporation (the “Company”), held of record by the undersigned at the close of business on May 5, 2009, at the annual meeting of stockholders to be held at The Place at Innsbrook, 4036 Cox Road, Glen Allen, Virginia 23060, on Thursday, June 18, 2009, at 10:00 a.m., local time, and at any adjournment or postponement thereof (the “Annual Meeting”), matters that may properly come before the Annual Meeting, including the matters described in the proxy statement, and in accordance with the instructions given by the undersigned on the reverse side of this proxy card. In the event that any other matter may properly come before the Annual Meeting, or any adjournment or postponement thereof, the proxies are each authorized to vote such matter in his discretion. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of the Notice of Annual Meeting of Stockholders and the proxy statement relating to the Annual Meeting.
     The shares represented by this proxy card (the “Shares”) shall be voted in accordance with the instructions given by the undersigned if the card is signed and returned. If this card is signed and returned without instructions, the Shares shall be voted in favor of all Proposals. Each of the proxies is authorized to vote the Shares in his discretion on any other matter that may properly come before the Annual Meeting. If the undersigned does not sign and return a proxy card or attend the Annual Meeting and vote by ballot, the Shares will not be voted.
     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to the Company for receipt prior to the Annual Meeting.
(Please complete on the reverse side, date, sign and mail this proxy promptly in the enclosed postage-paid envelope.)